1st Quarter 2026 Earnings Update

Company Presentation | May 2026 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the Risk Factors discussed in our most recent Annual Report on Form 10-K; rising interest rates and inflation; macroeconomic conditions, such as a prolonged period of weak economic growth and volatility in the capital and financial markets; uncertainty in the business sector and market volatility; general and economic business conditions affecting the lodging and travel industry; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Fact Sheet

BRAEMAR
HOTELS & RESORTS

Since inception in 2013, we have significantly **increased Gross Asset Value** and **EBITDA** for our iconic and irreplaceable portfolio

$172.9MM EQUITY MARKET CAP[1]	NYSE: BHR	$1.6B ENTERPRISE VALUE[1]

HIGHEST RevPAR LODGING REIT

Total Assets [1][2]



+92%
$962
$1,849
2013
2026

Number of Hotels[1]



+5
8
13
2013
2026

Luxury Hotels Drive TTM Q1'26 Hotel EBITDA[1][3][4]



$200,000
$150,000
$100,000
$50,000
$-
Luxury
$146,596
Upper Upscale
$26,700

Total Hotel Rev [1][2][3][5]



+183%
$233
$660
2013
TTM Q1'26

Hotel EBITDA [1][2][3]



+122%
$78
$173
2013
TTM Q1'26

Resorts Drive TTM Q1'26 Hotel EBITDA[1][3]



Urban, 19%
Resort, 81%

(1) As of 3/31/26
(2) In millions
(3) 2026 Hotel Rev and Hotel EBITDA figures are comparable hotels
(4) In thousands
(5) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach

Company Presentation | May 2026 3

Ritz-Carlton Reserve Dorado Beach Discussion Topics Industry Update Recent Results & Developments Liability Management 18 16 9 5 Appendix

Industry Update Cameo Beverly Hills

Company Presentation | May 2026 6 Industry RevPAR Continues to Exceed 2019 Source: Lodging Analytics Research & Consulting Q1 2026 U.S. KPIs, Indexed to 2019 87 95 96 96 95 92 0 20 40 60 80 100 120 2021 2022 2023 2024 2025 2026 Occupancy Index 95 114 119 121 122 126 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 2026 ADR Index 83 108 114 116 116 116 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 2026 RevPAR Index

Company Presentation | May 2026 7 $0 $15 $30 $45 $60 $75 $90 $105 Q1'21 Q1'22 Q1'23 Q1'24 Q1'25 Q1'26 Real RevPAR Stabilizing Real RevPAR Nominal RevPAR $0 $40 $80 $120 $160 Q1'21 Q1'22 Q1'23 Q1'24 Q1'25 Q1'26 Real ADR Stabilized Real ADR Nominal ADR 0% 10% 20% 30% 40% 50% 60% 70% Q1'21 Q1'22 Q1'23 Q1'24 Q1'25 Q1'26 Occupancy Stabilized Industry Real RevPAR & ADR Stable Source: STR $96 62% $130 42% $41 $81 Capital Hilton The Notary Hotel

Company Presentation | May 2026 8 … But, Luxury and Upper Upscale RevPAR growth forecasted Source: Lodging Analytics Research & Consulting Q1 2026 -0.2% 3.3% 3.1% 0.3% 3.2% 3.6% 1.2% 2.5% 3.7% 0.3% 2.4% 2.7% -1.2% 1.3% 0.1% -3.6% -1.4% -4.9% -6% -4% -2% 0% 2% 4% 6% Luxury Upper Upscale Upscale Upper Midscale Midscale Economy 2026 Forecasted Growth YoY

Recent Results & Developments Sofitel Magnificent Mile

Company Presentation | May 2026 10 Comparable Hotel Operating Results(1) 2026 Q1 2025 Q1 % Variance 2025 ADR(3) $745 $705 5.7% Occupancy(3) 64.5% 64.5% 0% RevPAR(3) $480.8 $455.0 5.7% Total Hotel Revenue(3)(4) $211,626 $200,806 5.4% Hotel EBITDA(4) $75,463 $66,402 13.7% Hotel EBITDA Margin 35.7% 33.1% 2.6% (1) Includes all hotels owned as of March 31, 2026 (2) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels (3) In thousands (4) Comparable results as reported in Earnings Releases: 2020 as reported on 2/25/2021; 2021 as reported on 2/24/2022; 2022 as reported on 2/22/2023; and 2023 as reported on 2/29/2024 (5) Actual results as reported in Earnings Releases: 2024 as reported on 2/26/2025 and 2025 as reported on 2/26/2026; Results for 2024 include all properties owned during the period, including Torrey Pines through the date of its disposition; and Results for 2025 include the 13 hotels owned as of December 31, 2025, as well as Marriott Seattle Waterfront through its disposition date in August 2025 and The Clancy through its disposition date in November 2025. HOTEL EBITDA(4)(5)REVPAR(2)(4)(5) Steady RevPAR Growth & Widening Margins $238 $312 $307 $311 $331 $353 $- $50 $100 $150 $200 $250 $300 $350 $400 2021 2022 2023 2024 2025 TTM Q1'26 $142.5 $221.9 $206.4 $188.1 $183.7 $173.3 $- $50 $100 $150 $200 $250 2021 2022 2023 2024 2025 TTM Q1'26 (In m illi on s)

Company Presentation | May 2026 11 -24.6% -4.8% -1.4%-1.3% 0.0%0.1% 0.8%0.9% 1.3% 1.3% 2.5% 3.1% 5.6% 10.1% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% -12.2% -4.4% -0.8%-0.4% 0.1% 2.7% 4.2% 5.7% 8.3% 8.6% 8.7% 12.4% 18.4% 24.2% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% YoY ADR & Occupancy Growth by Property ADR – Q1 ‘26 YoY Variance Occupancy – Q1 ‘26 YoY Variance Key: Resort Urban Portfolio

Company Presentation | May 2026 12 -13.4% -6.3% -5.6% -3.6% 0.5% 2.9% 5.2% 5.7% 8.8% 10.2% 12.0% 13.9% 14.4% 20.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% YoY RevPAR Growth by Property RevPAR (1)(2) – Q1 ‘26 YoY Variance Key Observations Resort RevPAR in Q1 ‘26 was up 8.0% YoY and up 97.8% vs. Q1 ‘20 Average RevPAR in Q1 ‘26 was up 5.7% YoY and up 81.5% vs. Q1 ‘20 Urban RevPAR in Q1 ‘26 was down -5.6% YoY but up 26.1% vs. Q1 ‘20 Key: Resort Urban Portfolio (1) Same-store data for the current 13 hotel owned as of March 31, 2026 (2) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels

Company Presentation | May 2026 13 EBITDA Contribution Favored Resorts Hotel Yountville (1) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels (2) In thousands (3) Please refer to slides 20-32 for a reconciliation to the most directly comparable non-GAAP financial metric Quarter Highlights • Resorts posted strong Y-O-Y RevPAR growth of 8.0%, while Urban properties were down • EBITDA contribution favored Resorts versus Urban properties • Ritz-Carlton Reserve Dorado Beach and Ritz-Carlton Sarasota were the top performers by Hotel EBITDA • Bardessono delivered the strongest year-over-year improvement in the quarter, with EBITDA increasing 253% compared to 2025

Company Presentation | May 2026 14 Ritz-Carlton Drives TTM Q1’26 Hotel EBITDA(1)(2) (1) Comparable TTM as of 3/31/26, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands (2) Marriott Seattle waterfront sold in Q3’25 and The Clancy sold in Q4’25 Transient Demand Drives TTM Q1’26 Revenue(1)(2) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Cameo Beverly Hills; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: The Notary; Hilton: Cameo Beverly Hills and Capital Hilton; Sofitel: Sofitel Chicago Magnificent Mile; Four Seasons: Four Seasons Scottsdale Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Cameo Beverly Hills, Park Hyatt Beaver Creek, and Four Seasons Scottsdale; Upper Upscale: Capital Hilton, and The Notary Park Hyatt Beaver Creek Transient, 73.9% Group, 23.5% Contract, 2.6% Ritz-Carlton $78,885 Four Seasons $28,865 Independent $23,506 Autograph $11,370 Hilton $10,876 Sofitel $10,001 Park Hyatt $9,793 $- $15,000 $30,000 $45,000 $60,000 $75,000 $90,000

Company Presentation | May 2026 15 HIGHEST QUARTERLY AFFO/SHARE IN 5 YEARS(1)(2)HIGHER ADJUSTED EBITDARE(1)(2) Quarter Highlights Full Year Highlights Company Results Steady (1) Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively (2) 2024 Adjusted EBITDAre, 2024 AFFO, and 2025 Adjusted EBITDAre includes the results of the 15 hotels owned in 2024 and the first two quarters of 2025, the results of Marriott Seattle Waterfront through its disposition date in August 2025 and The Clancy in November 2025 • Adjusted funds from operations (AFFO) was $0.52 per diluted share for the quarter, reflecting an increase on 30.0% over the prior year quarter. • Comparable Total RevPAR for all hotels increased 5.4% over the prior year quarter to $771. • Net debt to gross assets was 43.4% at the end of the first quarter. • Capex invested during the quarter was $12.1 million. • Comparable Hotel EBITDA was $75.5 million for the quarter, reflecting an increase of 13.7% over the prior year quarter. • During the quarter, the Company redeemed approximately $17.0 million of its non-traded preferred stock in cash. $87.5 $172.4 $176.7 $157.6 $147.0 $150.6 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2021 2022 2023 2024 2025 TTM Q1'26 (In m illi on s) $0.20 $0.49 $0.44 $0.42 $0.40 $0.52 $0.22 $0.43 $0.20 $0.10 $0.09 $0.17 $0.16 ($0.08) ($0.24) ($0.19) $0.25 $0.16 $0.04 ($0.06) ($0.02) $(0.40) $(0.20) $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2021 2022 2023 2024 2025 2026 (In m illi on s) Q1 Q2 Q3 Q4

Liability Management Four Seasons Scottsdale

Company Presentation | May 2026 17 Manageable Debt Maturity Profile Maturity Schedule(1) (1) Percentages reflect each year’s maturing debt as a % of total gross assets $72.5 $109.4 $410.0 $386.2 $86.3 $43.4 7.0% 3.9% 5.9% 22.2% 20.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2026 2027 2028 2029 2030 (in m ill io ns ) Other 2021 Convertible Notes RCLT Mortgage Loan % of Gross Assets

Company Presentation | May 2026 18 Final Conclusions Stable industry performance favoring Luxury and Upper Upscale hotels Improving EBITDA margins Resort’s performance continues to lead the way for Braemar’s portfolio Properly functioning and improving lodging debt capital markets

Appendix Ritz-Carlton Lake Tahoe

Company Presentation | May 2026 20 Indebtedness

Company Presentation | May 2026 21 Indebtedness

Company Presentation | May 2026 22 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2026 23 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2026 24 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2026 25 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2026 26 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2026 27 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2026 28 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2026 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2026 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2026 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2026 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2026 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | May 2026 34 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | May 2026 35 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | May 2026 36 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | May 2026 37 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | May 2026 38 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | May 2026 39 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | May 2026 40 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | May 2026 41 Reconciliation of Net Income (Loss) to Adjusted FFO Q3 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | May 2026 42 Reconciliation of Net Income (Loss) to Adjusted FFO Q2 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.